MAKE GOOD SECURITIES ESCROW AGREEMENT

THIS MAKE GOOD SECURITIES ESCROW AGREEMENT (the “Make Good Agreement” or the “Agreement”), dated as of December 2, 2010, is entered into by and among Weikang Bio-Technology Group Company, Inc., a Nevada corporation (the “Company”), Lucky Wheel Limited (the “Principal Shareholder”) and Sichenzia Ross Friedman Ference LLP with an address at 61 Broadway, 32nd Floor, New York, NY 10006 (the “Escrow Agent”).

Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement (as defined below).

WITNESSETH:

WHEREAS, certain investors, pursuant to a Subscription Agreement dated December 2, 2010 (the “Buyers”), will be purchasing from the Company and the Company will be selling to the Buyers up to an aggregate of 520,834 Units, with each Unit consisting of: (i) four (4) shares of common stock, par value $.00001 per share (the “Common Stock”), (ii) a three year warrant to purchase one share of Common Stock at an exercise price of $3.60 per share (“Series C Warrant”), and (iii) a three year warrant to purchase one share of Common Stock at an exercise price of $4.80 per share (“Series D Warrant”)  of the Company’s common stock, par value $0.001 per share (“Common Stock”), for a total aggregate purchase price of up to $5,000,000 in a private placement financing transaction (the “Financing Transaction”) pursuant to a Subscription Agreement dated as of the date hereof (the “Closing Date”) by and among the Company and the Buyers (the “Subscription Agreement”);

WHEREAS, as an inducement to the Buyers to enter into the Subscription Agreement, the Principal Shareholder has agreed to place the Escrow Shares (as hereinafter defined) into escrow for the benefit of the Buyers in the event the Company fails to achieve the following financial performance thresholds for the 12-month periods ended December 31, 2010 (“2010”) and December 31, 2011 (“2011”):

(a)           In 2010, After-Tax Net Income (“ATNI”) as reported by the Company in its audited financial statements for 2010 (the “2010 financial statements”) equals or exceeds $21,000,000 (the “2010 Performance Threshold”);

(b)           In 2011, ATNI, as reported by the Company in its audited financial statements for 2011 (the “2011 financial statements”) exceeds $25,000,000 (the “2011 Performance Threshold”); and

(c)           For purposes of this agreement, ATNI means net income from operations after tax, prior to deduction of non-cash items, determined in accordance with United States generally accepted accounting principles (“US GAAP”), and any charges relating to the transaction contemplated by this Make Good Agreement, the Subscription Agreement, and other documents executed in connection with the Financing Transaction (the “Transaction Documents”).

WHEREAS, the Company  and the Principal Shareholder have requested that the Escrow Agent hold the Escrow Shares on the terms and conditions set forth in this Agreement and the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

TERMS OF THE ESCROW

1.1.           The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Escrow Shares as contemplated by this Agreement.

1.2.           Within fifteen (15) days of the execution of this Agreement, the Principal Shareholder shall deposit or cause to be deposited Two Million Eight-Three Thousand Three Hundred Thirty-Three (2,083,333) shares of Common Stock with the Escrow Agent (the “Escrow Shares”).

1.3.           The Company will provide the Buyers with (i) the Company’s audited financial statements for 2010, prepared in accordance with US GAAP, on or before March 31, 2011 and (ii) the Company’s audited financial statements for 2011, prepared in accordance with US GAAP, on or before March 31, 2012, so as to allow the Buyers the opportunity to evaluate whether the 2010 Performance Threshold and the 2011 Performance Threshold were attained. In the event that any Buyer receives the financial information prior to its dissemination by the Company in either a press release or in the Company’s SEC Documents, the Company shall issue a press release announcing the information or file a Form 8-K within one trading day of a request by the Buyer to make such information public.

1.4.           The parties hereby agree that the Escrow Shares shall be delivered to the Buyers as set forth below:

If the Company fails to achieve the 2010 Performance Threshold or 2011 Performance Threshold for the relevant fiscal periods, the Company shall instruct the Escrow Agent to deliver such number of Escrow Shares to Buyer on a pro-rata basis, based on the following formula:

Number of Make-Good Shares =      (A* B)
due to investor                                       A

where A =	the number of shares of Common Stock issued to the Buyer, and
B =	(the target ATNI minus the actual applicable ATNI) / the target ATNI, as calculated to four decimal places (or to two decimal places, if expressed as a percentage)

For example, if the shortfall for 2010 is 10.00% and the minimum Offering amount is raised, with 416,667 shares of Common Stock issued to Buyers, then the total number of Escrow Shares to be transferred for 2010 is 41,667, to be transferred on a pro-rata basis to the Buyers.

1.5           The parties hereby agree that in determining the 2010 Performance Threshold and the 2011 Performance Threshold, the parties shall not take into account (and such amounts shall not be included in determining ATNI):

(i)           the offering and transactional costs associated with the Financing Transaction, including without limitation, legal and audit costs, registration and filing fees;

(ii)          losses the Company has suffered or reasonably calculated to have suffered as a result of a force majeure event, which shall mean (i) acts of God (ii) outbreak of hostilities, riots, civil disturbances, acts of terrorisms, (iii) the act of any government or authority (including refusal or revocation of any license or consent), (iv) fire, explosion, flood, or bad weather, (v) power failure, failure of telecommunications lines, failure or breakdown of plant, machinery or vehicles, (vi) default of suppliers or sub-contractors, (vii) theft, malicious damage, strike, lock-out or industrial action of any kind and (vii) any cause or circumstance whatsoever beyond the Company’s reasonable control;

(iii)         any compensation expense incurred by the Company in connection with the release of any Escrow Shares to the Principal Shareholder;

(iv)         the effects of EITF 07-5; and

(v)          the costs and expense incurred by the Company in 2010 and incurred in 2011 in establishing an employee stock option plan and granting stock options to its employees thereunder.

1.7           If the Company does not achieve either the 2010 Performance Threshold or the 2011 Performance Threshold, the Company shall use its commercially reasonable efforts to promptly cause the 2010 Escrow Shares or the 2011 Escrow Shares, as the case may be, to be delivered to the Buyers, including causing its transfer agent promptly to issue the certificates in the names of the Buyers and causing its securities counsel to provide any written instruction required by the Escrow Agent in a timely manner so that the issuances and delivery contemplated above can be achieved within ten (10) business days after March 31, 2011 or March 31, 2012, as applicable.  For the avoidance of any doubt, the Escrow Agent shall not be responsible to procure written instructions from the Company to transfer the 2009 Escrow Shares or the 2010 Escrow Shares to the Buyers.

1.8           Upon the written instructions of the Company, the Escrow Agent shall deliver the 2010 Escrow Shares and the 2011 Escrow Shares, as applicable, to each Buyer or the Principal Shareholder, and shall be held harmless from any claim, loss or expense regarding such delivery regardless of whether the other provisions of this Make Good Securities Escrow Agreement are complied with or met.

1.9           The Escrow Agent shall upon the delivery of 2010 Escrow Shares and 2011 Escrow Shares to the Buyers, but in no event no later than April 15, 2012, return to the Principal Shareholder any Escrow Shares not required to be delivered to the Buyers pursuant to the terms hereof.

ARTICLE II

REPRESENTATIONS OF THE PRINCIPAL SHAREHOLDER

2.         The Principal Shareholder hereby represents and warrants to the Company as follows:

(i)           The Escrow Shares placed into escrow hereunder by the Principal Shareholder are validly issued, fully paid and nonassessable shares of the Company. The Principal Shareholder is the record and beneficial owner of the Escrow Shares placed into escrow pursuant to this Agreement by the Principal Shareholder and has good title to such Escrow Shares, free and clear of all pledges, liens, claims and encumbrances, except encumbrances created by this Agreement. There are no restrictions on the ability of the Principal Shareholder to transfer the Escrow Shares placed into escrow pursuant to this Agreement by the Principal Shareholder or to enter into this Agreement other than transfer restrictions under the Lock-Up Agreement and/or applicable federal and state securities laws. While any Escrow Shares remain in escrow, the Principal Shareholder will not pledge any Escrow Shares and will not create or permit to be created or to exist any lien, claim or encumbrance upon any Escrow Share. Upon any delivery of Escrow Shares placed into escrow pursuant to this Agreement by the Principal Shareholder to the Buyers hereunder, the Buyers will acquire good and valid title to such Escrow Shares, free and clear of any pledges, liens, claims and encumbrances.

(ii)           The performance of this Agreement and compliance with the provisions hereof will not violate any provision of any law applicable to the Principal Shareholder and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Principal Shareholder pursuant to the terms of the certificate of incorporation or by-laws of the Company or any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Principal Shareholder or affecting the Escrow Shares. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Principal Shareholder.

ARTICLE III

MISCELLANEOUS

3.1           The Company will pay Escrow Agent a total of $1,000 for all services rendered by Escrow Agent hereunder.

3.2           No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

3.3           All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 3.3), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to Escrow Agent:	Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor,
New York, NY 10006
Attention:      Marc J. Ross, Esq.
Tel No.:212-930-9700
Fax No.: 212-930-9725

If to the Company or the Principal Shareholder:

Weikang Bio-Technology Group Co., Inc.
No. 365 Chengde Street, Daowai District, Harbin
Heilongjiang Province, The People’s Republic of China 150020
Attention: Yin Wang, Chief Executive Officer
Phone: (86) 0451-88355530

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attention:     Marc J. Ross, Esq.
Tel. No.: (212) 930-9700
Fax No.: (212) 930-9725

or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

3.4           This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

3.5           This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the Escrow Shares, and the subject matter hereof and supersedes all prior understandings with respect to the Escrow Shares. This Escrow Agreement is one of a series of agreements relating to the Financing Transaction, and the terms hereof shall not relate to any aspect of the Financing Transaction other than the Escrow Shares and the escrow hereby created. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

3.6           Whenever required by the context of this Escrow Agreement, the singular shall include the plural and each gender shall include all other genders. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to articles of this Escrow Agreement.

3.7           The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

3.8           The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Principal Shareholder, and the Escrow Agent.

3.9           The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

3.10         The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

3.11         The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for hereunder in the absence of gross negligence, fraud and willful misconduct.

3.12         The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agent. The Escrow Agent has acted as legal counsel for the Company and the Principal Shareholder and may continue to act as legal counsel for the Company and the Principal Shareholder from time to time, notwithstanding its duties as the Escrow Agent hereunder.

3.13         The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company. In the event of any such resignation, the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any Escrow Shares and other documents held by the Escrow Agent.

3.14         If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

3.15         It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Escrow Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the Escrow Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Shares and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

3.16         The Company agrees to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Subscription Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

[Signature Page Follows]

[SIGNATURE PAGE TO MAKE GOOD ESCROW AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

WEIKANG BIO-TECHNOLOGY GROUP
COMPANY, INC.

By:	/s/ Yin Wang
Name: Yin Wang
Title: Chief Executive Officer

ESCROW AGENT:

Sichenzia Ross Friedman Ference LLP

By:	/s/ Marc J. Ross
Name: Marc J. Ross
Title: Partner

PRINCIPAL SHAREHOLDER:

Lucky Wheel Limited

By:	/s/ Yin Wang
Name: Yin Wang
Title: Chief Executive Officer